Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity.

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

5.6                                                                              6.63
5.7                                                                              6.79
5.65                                                                             6.80
5.9                                                                              7.10
5.75                                                                             6.94
5.65                                                                             6.91
5.6                                                                              6.78
5.25                                                                             6.29
5.48                                                                             6.61
5.4                                                                              6.40
5.35                                                                             6.15
5.3                                                                              6.05
5.15                                                                             5.92
5.15                                                                             5.80
5.2                                                                              5.92
5.25                                                                             5.93
5.35                                                                             5.95
5.2                                                                              5.80
5.2                                                                              5.65
5.18                                                                             5.71
5.03                                                                             5.27
4.95                                                                             5.00
5.05                                                                             5.16
5                                                                                5.06
5.05                                                                             5.10
5                                                                                5.09
5.1                                                                              5.58
5.15                                                                             5.63
5.2                                                                              5.66
5.3                                                                              5.83
5.47                                                                             5.96
5.55                                                                             6.10
5.75                                                                             6.06
5.85                                                                             6.05
6.03                                                                             6.16
6                                                                                6.29
5.97                                                                             6.48
6.18                                                                             6.49
6.04                                                                             6.14
5.82                                                                             5.83
5.91                                                                             5.96
5.91                                                                             6.01
5.84                                                                             5.90
5.73                                                                             5.78
5.62                                                                             5.67
5.74                                                                             5.89
5.65                                                                             5.79
5.55                                                                             5.61
5.27                                                                             5.46
5.3                                                                              5.50
5.27                                                                             5.31
5.26                                                                             5.44
5.45                                                                             5.79
5.4                                                                              5.75
5.35                                                                             5.76
5.16                                                                             5.52
5.07                                                                             5.37
5.2                                                                              5.42
5.04                                                                             4.87
5.17                                                                             5.29
5.36                                                                             5.47
5.22                                                                             5.43
5.14                                                                             5.42
5.43                                                                             5.80
5.3                                                                              5.59
84.46
83.95
83.09
83.1
82.85
81.77
82.6
83.47
82.9
84.38
86.99
87.6
86.99
88.79
87.84
88.53
89.92
89.66
92.04
90.72
95.45
99
97.87
98.81
99.02
98.23
91.4
91.47
91.87
90.91
91.78
90.98
94.88
96.69
97.89
95.39
92.13
95.22
98.37
99.83
99.16
98.34
98.98
99.13
99.12
97.45
97.58
98.93
96.52
96.36
99.25
96.69
94.13
93.91
92.88
93.48
94.41
95.94
103.49
97.73
97.99
96.13
94.83
93.62
94.81

Performance

During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley Insured California Municipal Securities (ICS) decreased from $16.00 to $15.26 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.36 per share and capital gains distributions totaling $0.405 per share, the Trust's total NAV return was 0.42 percent. ICS's value on the New York Stock Exchange decreased from $15.29 to $14.55 per share during this period. Based on this change plus a reinvestment of distributions, the Trust's total market return was 0.19 percent. On April 30, 2002, ICS's share price was at a 4.65 percent discount to its NAV.

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.06 per share. The Trust's level of undistributed net investment income was $0.089 per share on April 30, 2002, versus $0.134 per share six months earlier.

Portfolio Structure

The Trust's total net assets of $60.1 million were diversified among 12 long-term sectors and 31 credits. At the end of April, the portfolio's average maturity was 20 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.2 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and John Reynoldson joined James F. Willison as portfolio managers for the Trust.

Morgan Stanley Insured California Municipal Securities
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

We appreciate your ongoing support of Morgan Stanley Insured California Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)

WATER & SEWER                                                 20%
TAX ALLOCATION                                                18%
GENERAL OBLIGATION                                            13%
MORTGAGE                                                      13%
TRANSPORTATION                                                11%
ELECTRIC                                                       8%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE


[CREDIT RATINGS PIE CHART]

CREDIT ENHANCEMENTS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)





AMBAC                                 32%
MBIA                                  26%
FSA                                   20%
FGIC                                  17%
CONNIE LEE                             3%
US GOV'T
BACKED                                 2%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)


                                                               WEIGHTED AVERAGE
                                                              MATURITY: 20 YEARS

10-5 YEARS                                                      7.8%
15-20 YEARS                                                    35.8%
20-30 YEARS                                                    54.7%
30+ YEARS                                                       1.7%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002


                                                           WEIGHTED AVERAGE
                                                        CALL PROTECTION: 5 YEARS
                                PERCENT CALLABLE
                                  [BAR CHART]

YEARS BONDS CALLABLE

2002                                                                         0%
2003                                                                        22%
2004                                                                        32%
2005                                                                         2%
2006                                                                         0%
2007                                                                         0%
2008                                                                         5%
2009                                                                         4%
2010                                                                         2%
2011                                                                        18%
2012+                                                                       15%

                                                            WEIGHTED AVERAGE
                                                            BOOK YIELD: 5.8%
                               COST (BOOK) YIELD*
                                  [BAR CHART]

2002                                                                      0.0%
2003                                                                      6.1%
2004                                                                      6.3%
2005                                                                      6.3%
2006                                                                      0.0%
2007                                                                      0.0%
2008                                                                      5.8%
2009                                                                      5.9%
2010                                                                      5.6%
2011                                                                      5.2%
2012+                                                                     5.1%

* COST "BOOK" YIELD IS THE ANNUAL INCOMD EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.1% ON 22% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            California Tax-Exempt Municipal Bonds (96.9%)
            General Obligation (12.3%)
 $ 3,000    California, Various Purpose 03/01/94 (FSA)**...............  5.50 %   03/01/20   $ 3,060,570
   2,000    Los Angeles Community College District, Election 2001 Ser A
              (MBIA)...................................................  5.00     06/01/26     1,956,080
   1,000    Tahoe Truckee Unified School District, District No. 1 2001
              Refg (MBIA)..............................................  5.50     08/01/18     1,081,830
   1,375    Upland School District, Election of 2000 Ser 2001 B
              (FSA)....................................................  0.00+    08/01/25     1,302,579
 -------                                                                                     -----------
   7,375                                                                                       7,401,059
 -------                                                                                     -----------
            Educational Facilities Revenue (2.7%)
   1,500    California Educational Facilities Authority, National
 -------      University Ser 1994 (Connie Lee).........................  6.20     05/01/21     1,616,610
                                                                                             -----------
            Electric Revenue (7.6%)
   1,000    Anaheim Public Financing Authority, Generation Refg Ser
              2002-B (FSA).............................................  5.25     10/01/18     1,040,680
   1,000    Los Angeles Department of Water & Power, 2001 Ser A
              (FSA)....................................................  5.25     07/01/21     1,014,460
   1,500    Modesto Irrigation District, Ser 2001 A COPs (FSA).........  5.00     07/01/31     1,450,740
   1,000    Southern California Public Power Authority, Transmission
              Refg Ser 2002 A (FSA) (WI)...............................  5.25     07/01/18     1,038,250
 -------                                                                                     -----------
   4,500                                                                                       4,544,130
 -------                                                                                     -----------
            Hospital Revenue (3.6%)
   2,000    California Statewide Communities Development Authority,
 -------      Sharp Health Care COPs (MBIA)............................  6.00     08/15/24     2,150,160
                                                                                             -----------
            Mortgage Revenue - Multi-Family (5.2%)
   3,000    Los Angeles Community Redevelopment Agency, 1994 Ser A
 -------      (Ambac)..................................................  6.45     07/01/17     3,137,220
                                                                                             -----------
            Mortgage Revenue - Single Family (7.1%)
   3,000    California Department of Veterans Affairs, Home Purchase
              2002 Ser A (Ambac).......................................  5.35     12/01/27     3,004,830
   1,215    California Housing Financing Agency, 1995 Ser B (AMT)
              (Ambac)..................................................  6.25     08/01/14     1,286,515
 -------                                                                                     -----------
   4,215                                                                                       4,291,345
 -------                                                                                     -----------
            Public Facilities Revenue (1.8%)
   1,000    Glendale Unified School District, 1994 Ser A COPs
              (Ambac)..................................................  6.00     03/01/19     1,069,850
 -------                                                                                     -----------
            Resource Recovery Revenue (3.5%)
   2,000    Sacramento Financing Authority, 1999 Solid Waste & Redev
 -------      (Ambac)..................................................  5.75     12/01/22     2,124,300
                                                                                             -----------

                       See Notes to Financial Statements

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (17.6%)
 $ 2,000    Bay Area Government Association, Pool 1994 Ser A (FSA).....  6.00 %   12/15/24   $ 2,169,760
   2,000    Brea Redevelopment Agency, 1993 Refg Ser AB (MBIA).........  5.75     08/01/23     2,050,380
   2,000    Cerritos Public Financing Authority, Los Coyotes Redev Ser
              1993 A (Ambac)...........................................  5.75     11/01/22     2,055,400
   3,000    Corona Redevelopment Agency, Area A 1994 Refg Ser A
              (FGIC)...................................................  6.25     09/01/13     3,276,360
   1,000    South Orange County Public Financing District #88-1, 1994
              Ser A (MBIA).............................................  6.00     09/01/18     1,061,900
 -------                                                                                     -----------
  10,000                                                                                      10,613,800
 -------                                                                                     -----------
            Transportation Facilities Revenue (10.8%)
            San Francisco Airports Commission, San Francisco Int'l
              Airport
   1,000      Second Ser Refg Issue 4 (MBIA)...........................  6.00     05/01/20     1,047,370
   1,500      Second Ser Refg Issue 2 (MBIA)...........................  6.75     05/01/20     1,589,475
   2,000    San Fransisco Bay Rapid Transit District, Sales Tax Ser
              1998 (Ambac).............................................  4.75     07/01/23     1,887,620
   2,000    San Jose Airport, Ser 2001 A (FGIC)........................  5.00     03/01/25     1,957,220
 -------                                                                                     -----------
   6,500                                                                                       6,481,685
 -------                                                                                     -----------
            Water & Sewer Revenue (19.6%)
   2,000    East Bay Municipal Utility District, Water Ser 2001
              (MBIA)...................................................  5.00     06/01/26     1,956,080
   1,000    Eastern Municipal Water District, Water & Sewer Refg Ser
              1998 A COPs (FGIC).......................................  4.75     07/01/23       942,580
   2,900    Garden Grove Public Finance Authority, Water Ser 1993
              (FGIC)...................................................  5.50     12/15/23     2,944,457
   2,000    Los Angeles, Wastewater Refg Ser 1993 A (MBIA).............  5.70     06/01/20     2,046,940
   2,000    Sacramento Financing Authority, Water & Capital Improvement
              2001 Ser A (Ambac).......................................  5.00     12/01/26     1,955,620
   2,000    San Francisco Public Utilities Commission, Water 2001 Refg
              Ser A (FSA)..............................................  5.00     11/01/31     1,937,060
 -------                                                                                     -----------
  11,900                                                                                      11,782,737
 -------                                                                                     -----------
            Refunded (5.1%)
   2,000    Anaheim, Anaheim Memorial Hospital Association COPs (Ambac)
              (ETM)....................................................  5.125    05/15/20     2,009,720
   1,000    Puerto Rico Infrastructure Financing Authority, 2000 Ser A
              (ETM)....................................................  5.50     10/01/32     1,038,900
 -------                                                                                     -----------
   3,000                                                                                       3,048,620
 -------                                                                                     -----------
  56,990    Total California Tax-Exempt Municipal Bonds (Cost $55,251,035)................    58,261,516
 -------                                                                                     -----------

                       See Notes to Financial Statements

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            California Short-Term Tax-Exempt Municipal Obligations
            (3.3%)
 $   900    California Health Facilities Financing Authority, Adventist
              Health West 1998 Ser B (MBIA) (Demand 05/01/02)..........  1.60*%   09/01/28   $   900,000
   1,100    Newport Beach, Hoag Memorial Hospital/Presbyterian Ser 1992
              (Demand 05/01/02)........................................  1.58*    10/01/22     1,100,000
 -------                                                                                     -----------
   2,000    Total California Short-Term Tax-Exempt Municipal Obligations
            (Cost $2,000,000).............................................................     2,000,000
 -------                                                                                     -----------
 $58,990    Total Investments (Cost $57,251,035) (a).........................        100.2%   60,261,516
 =======
            Liabilities in Excess of Other Assets............................        (0.2)      (117,927)

            Preferred Shares of Beneficial Interest..........................         --         --
                                                                                     -----   -----------
            Net Assets Applicable to Common Shareholders.....................        100.0%  $60,143,589
                                                                                     =====   ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    +       Currently a zero coupon security; will convert to 5.125% on
            August 1, 2003.
    *       Current coupon of variable rate demand obligation.
    **      All or a portion of this security is segregated in
            connection with the purchase of a "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $3,051,024 and
            the aggregate gross unrealized depreciation is $40,543,
            resulting in net unrealized appreciation of $3,010,481.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of
            Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $57,251,035)........................................  $60,261,516
Cash........................................................        2,210
Interest receivable.........................................      976,328
Prepaid expenses............................................        6,717
                                                              -----------
    Total Assets............................................   61,246,771
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................    1,037,635
    Investment management fee...............................       22,387
Accrued expenses............................................       43,160
                                                              -----------
    Total Liabilities.......................................    1,103,182
                                                              -----------
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, none
  issued)...................................................      --
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $60,143,589
                                                              ===========
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 3,942,213 shares
  outstanding)..............................................  $55,907,603
Net unrealized appreciation.................................    3,010,481
Accumulated undistributed net investment income.............      423,658
Accumulated undistributed net realized gain.................      801,847
                                                              -----------
    Net Assets Applicable to Common Shareholders............  $60,143,589
                                                              ===========
Net Assets Value Per Common Share,
  ($60,143,589 divided by 3,942,213 common shares
  outstanding)..............................................       $15.26
                                                              ===========

                       See Notes to Financial Statements

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $ 1,583,432
                                                              -----------
Expenses
Investment management fee...................................      105,651
Professional fees...........................................       25,174
Registration fees...........................................       10,382
Transfer agent fees and expenses............................        9,314
Shareholder reports and notices.............................        7,865
Trustees' fees and expenses.................................        6,154
Custodian fees..............................................        2,214
Other.......................................................        3,561
                                                              -----------
    Total Expenses..........................................      170,315
Less: expense offset........................................       (2,210)
                                                              -----------
    Net Expenses............................................      168,105
                                                              -----------
    Net Investment Income...................................    1,415,327
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................      801,848
Net change in unrealized appreciation.......................   (2,150,468)
                                                              -----------
    Net Loss................................................   (1,348,620)
                                                              -----------
Net Increase................................................  $    66,707
                                                              ===========

                       See Notes to Financial Statements

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2002    OCTOBER 31, 2001
                                                              --------------    ----------------
                                                              (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $ 1,415,327         $ 3,125,610
Net realized gain...........................................      801,848           1,572,143
Net change in unrealized appreciation.......................   (2,150,468)          1,227,507
                                                              -----------         -----------
    Net Increase............................................       66,707           5,925,260
                                                              -----------         -----------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................   (1,558,741)         (2,991,703)
Net realized gain...........................................   (1,459,019)           --
                                                              -----------         -----------
    Total Dividends and Distributions.......................   (3,017,760)         (2,991,703)
                                                              -----------         -----------

Decrease from transactions in common shares of beneficial
  interest..................................................      (55,392)         (1,143,544)
                                                              -----------         -----------

    Net Increase (Decrease).................................   (3,006,445)          1,790,013
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................   63,150,034          61,360,021
                                                              -----------         -----------
End of Period
(Including accumulated undistributed net investment income
of $423,658 and $422,132, respectively).....................  $60,143,589         $63,150,034
                                                              ===========         ===========

                       See Notes to Financial Statements

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Insured California Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $6,540,670 and $7,138,550, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $5,700.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Upon issuance, the Trust will be subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                                       EXCESS OF
                                                               SHARES     PAR VALUE    PAR VALUE
                                                              ---------   ---------   -----------
Balance, October 31, 2000...................................  4,025,613    $40,256    $57,030,973
Treasury shares purchased and retired (weighted average
  discount 7.85%)*..........................................    (79,600)      (796)    (1,142,748)
Reclassification due to permanent book/tax differences......     --          --            35,310
                                                              ---------    -------    -----------
Balance, October 31, 2001...................................  3,946,013    $39,460    $55,923,535
Treasury shares purchased and retired (weighted average
  discount 4.71%)*..........................................     (3,800)       (38)       (55,354)
                                                              ---------    -------    -----------
Balance, April 30, 2002.....................................  3,942,213    $39,422    $55,868,181
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends To Common Shareholders

On March 26, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE           DATE
---------  -------------  -------------
  $0.06     May 3, 2002   May 17, 2002
  $0.06    June 7, 2002   June 21, 2002

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

9. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust did not hold positions in residual interest bonds.

10. Change in Accounting Policy

Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $144,940 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $71,640; increase unrealized appreciation by $29,389; and increase net realized gains by $42,251. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                 FOR THE SIX                   FOR THE YEAR ENDED OCTOBER 31,
                                                 MONTHS ENDED    -----------------------------------------------------------
                                                APRIL 30, 2002    2001         2000         1999         1998         1997
                                                --------------   -------      -------      -------      -------      -------
                                                 (unaudited)
Selected Per Share Data:
Net asset value, beginning of period..........    $16.00          $15.24      $ 14.42      $ 16.00       $15.50      $ 15.02
                                                  ------          ------      -------      -------       ------      -------
Income (loss) from investment operations:
    Net investment income*....................      0.32(4)         0.78         0.76         0.74         0.76         0.78
    Net realized and unrealized gain (loss)...     (0.29)(4)        0.71         0.77        (1.43)        0.52         0.50
                                                  ------          ------      -------      -------       ------      -------
Total income (loss) from investment
  operations..................................      0.03            1.49         1.53        (0.69)        1.28         1.28
                                                  ------          ------      -------      -------       ------      -------
Less dividends and distributions from:
    Net investment income.....................     (0.36)          (0.75)       (0.75)       (0.75)       (0.78)       (0.81)
    Net realized gain.........................     (0.41)          --           --           (0.16)       --           --
                                                  ------          ------      -------      -------       ------      -------
Total dividends and distributions.............     (0.77)          (0.75)       (0.75)       (0.91)       (0.78)       (0.81)
                                                  ------          ------      -------      -------       ------      -------
Anti-dilutive effect of acquiring treasury
  shares*.....................................      0.00            0.02         0.04         0.02        --            0.01
                                                  ------          ------      -------      -------       ------      -------
Net asset value, end of period................    $15.26          $16.00      $ 15.24      $ 14.42       $16.00      $ 15.50
                                                  ======          ======      =======      =======       ======      =======
Market value, end of period...................    $14.55          $15.29      $13.375      $12.938       $15.25      $14.375
                                                  ======          ======      =======      =======       ======      =======
Total Return+.................................      0.19%(1)       20.34%        9.34%       (9.83)%      11.71%       12.64%
Ratios to Average Net Assets:
Total expenses (before expense offset)........      0.57%(2)(3)     0.57%(3)     0.56%(3)     0.58%(3)     0.58%(3)     0.56%(3)
Net investment income.........................      4.69%(2)(4)     5.01%        5.18%        4.80%        4.84%        5.14%
Supplemental Data:
Net assets applicable to common shareholders,
 end of period, in thousands..................   $60,144         $63,150      $61,360      $59,774      $67,178      $65,111
Portfolio turnover rate.......................        11%(1)          22%          14%           9%          12%       --

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.
    (4) Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.24%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                       See Notes to Financial Statements

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

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

John Reynoldson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

38622

[MORGAN STANLEY LOGO]

MORGAN STANLEY
INSURED CALIFORNIA MUNICIPAL SECURITIES


Semi Annual Report
April 30, 2002